Exhibit 32.2

AMENDED CERTIFICATION OF PERIODIC REPORT

I, Carlton Parfitt, Director and the Chief Financial Officer of Golden Spirit Mining Ltd., a Delaware Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the amended Annual Report on Form 10-KSB/A of the Company for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 09, 2005


/s/ Carlton Parfitt
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Carlton Parfitt

Director and Chief Financial Officer